                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of report: June 19, 2002
                        (Date of earliest event reported)

                                     1-10711
                                    ---------
                              (Commission File No.)

                       Worldwide Restaurant Concepts, Inc.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)




          Delaware                                    95-4307254
         ----------                                 --------------
(State or other jurisdiction            (IRS Employer Identification Number)
      of incorporation)



       15301 Ventura Blvd., Building B, Suite 300, Sherman Oaks, CA. 91403
      --------------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (818) 662-9800
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On June 19, 2002, the Company issued a press release announcing the conference call to discuss fourth quarter and annual fiscal year 2002 financial results.

     On June 27, 2002, the Company issued a press release reporting the fourth quarter and annual fiscal 2002 financial results.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description
-----------          --------------
99.1                 Press Release dated June 19, 2002.
99.2                 Press Release dated June 27, 2002.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            Worldwide Restaurant Concepts, Inc.


                                            By:  /s/ A. Keith Wall
                                            ------------------------------
                                            Name:  A. Keith Wall
                                            Title: Vice President and CFO